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AdvisorOne Funds

17605 Wright Street

Omaha, Nebraska 68130

November 23, 2015

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of Horizon Active Asset Allocation Fund, Horizon Active Income Fund, and Horizon Active Risk Assist® Fund (each, an “Old Fund” and together, the “Old Funds”), each a series of AdvisorOne Funds (“AdvisorOne”), a Delaware statutory trust.

The purpose of the meeting is to seek your approval in connection with the following proposal. The Old Funds are proposing to reorganize into newly created series (each a “New Fund”) of the Horizon Funds (“Horizon”), a newly formed Delaware statutory trust with its principal offices located at 13024 Ballantyne Corporate Place, Suite 225, Charlotte, NC 28277 (the “Reorganization”). Each Old Fund currently is organized as a series of AdvisorOne, an investment company with its principal offices located at 17605 Wright Street Omaha, NE 68130. If shareholders approve the Reorganization, it will take effect on or about February 5, 2016, or such other date as may be agreed upon by the officers of Horizon and AdvisorOne. At that time, the shares of each Old Fund that you currently own would be exchanged on a tax-free basis for shares of the corresponding New Fund with the same aggregate value.

The meeting is scheduled to be held on January 22, 2016 at 10:00 a.m. Eastern Time. Please take the time to carefully read the Proxy Statement and cast your vote.

The Reorganization of the Old Funds will not result in any material change to the objectives, strategies or investment policies of the Old Funds. Horizon Investments, LLC (“Horizon Investments”), the investment adviser to each Old Fund, will continue to serve as the investment adviser to each New Fund.

More information on the specific details and reasons for the proposal is contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully. The Board of Trustees of AdvisorOne, on behalf of each Old Fund, unanimously recommends that you vote “FOR” the Reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online at www.proxyvote.com, by telephone at the number provided on the proxy card, or in-person. Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of AdvisorOne may be voted in person, on line at www.proxyvote.com, or by written proxy.

If you have any questions, please call us toll-free at 1-866-303-0855 and we will be glad to assist you.

Sincerely,

/s/ Brian Nielsen

Brian Nielsen, Secretary

Horizon Active Asset Allocation Fund

Horizon Active Income Fund

Horizon Active Risk Assist® Fund

each a series of AdvisorOne Funds

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 22, 2016

Dear Shareholders:

The Board of Trustees of the AdvisorOne Funds (“AdvisorOne”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Horizon Active Asset Allocation Fund, Horizon Active Income Fund, and Horizon Active Risk Assist® Fund (each, an “Old Fund” and together, the “Old Funds”), to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on January 22, 2016, at 10:00 a.m. Eastern Time, for the following purposes:

1. To approve a proposed Agreement and Plan of Reorganization and Termination attached as Exhibit A to this Proxy Statement, pursuant to which the Old Funds would reorganize into separate series of Horizon Funds (“Horizon”), an investment company newly organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization and Termination, each existing Old Fund would transfer all of its assets into a corresponding newly created series of Horizon (each a “New Fund”). The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each Old Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding Old Fund. No fee increase is proposed.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on November 16, 2015 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 22, 2016. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination) and Proxy Voting Ballot are available at www.proxyonline.com/docs/horizon.pdf.

By Order of the Board of Trustees

Brian Nielsen, Secretary

November 23, 2015

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, online at www.proxyvote.com, or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly. Any proposal submitted to a vote at the Special Meeting of Shareholders by anyone other than the officers or trustees of AdvisorOne may be voted in person, online at www.proxyvote.com, or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of Horizon or from AdvisorOne if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Special Meeting of Shareholders.

Horizon Active Asset Allocation Fund

Horizon Active Income Fund

Horizon Active Risk Assist® Fund

each a series of

AdvisorOne Funds

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 22. 2016

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AdvisorOne Funds (“AdvisorOne”) on behalf of the Horizon Active Asset Allocation Fund, Horizon Active Income Fund, and Horizon Active Risk Assist® Fund, (collectively, the “Old Funds”; and, each individually, an “Old Fund”), each a series of AdvisorOne, for use at the Special Meeting of Shareholders of AdvisorOne to be held at Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on January 22, 2016 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders beginning on or about November 23, 2015.

The meeting has been called by the Board of Trustees of AdvisorOne for the following purposes:

  To approve a proposed Agreement and Plan of Reorganization and Termination attached as Exhibit A to this Proxy Statement, pursuant to which the Old Funds would reorganize into separate series of Horizon Funds (“Horizon”), an investment company newly organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization and Termination, each existing Old Fund would transfer all of its assets into a corresponding newly created series of Horizon (each a “New Fund”). The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each Old Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding Old Fund. No fee increase is proposed. The Funds affected are presented below.
OLD FUNDS (series of AdvisorOne)	To be Reorganized into	NEW FUNDS (series of Horizon)
Horizon Active Asset Allocation Fund	è	Horizon Active Asset Allocation Fund
Horizon Active Income Fund	è	Horizon Active Income Fund
Horizon Active Risk Assist® Fund	è	Horizon Active Risk Assist® Fund

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  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on November 16, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

AdvisorOne undertakes to provide a copy of the Old Funds’ prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, within one day of the request at no charge by calling Old Funds at 1-855-754-7932.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 22, 2016. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination) and Proxy Voting Ballot are available at www.proxyonline.com/docs/horizon.pdf.

Summary of the Reorganization Proposal

Below is a brief summary of the proposal regarding the reorganization of each Old Fund and how it will affect each such Old Fund. We urge you to read the full text of the Proxy Statement.

You are being asked to approve a reorganization of each Old Fund pursuant to an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) providing for each Old Fund to reorganize into a corresponding New Fund, at which time each shareholder of an Old Fund will become a shareholder of the corresponding New Fund (the “Reorganization”). Each Old Fund currently is a series of AdvisorOne. Each Old Fund has registered multiple classes of shares –Horizon Active Income Fund, Horizon Active Risk Assist® Fund and Horizon Active Asset Allocation Fund have each registered Class A, Class I and Class N shares; at this time only Class A and Class N shares are offered for sale. If the Reorganization Plan is approved by shareholders, each Old Fund will be reorganized into a new, identically-named New Fund, each of which is a series of Horizon, a newly organized investment company. The Reorganization will not result in any material change to the investment objective or principal investment strategy of any Old Fund or its fiscal year. The investment adviser to each New Fund and the portfolio manager and their fees will not change as a result of the reorganization. Each shareholder will own the same number of the same class of shares of the New Fund immediately after the Reorganization as the number of identically-named Old Fund shares and class owned by the shareholder immediately prior to the Reorganization. Each New Fund will offer substantially the same shareholder services as its corresponding Old Fund.

Following the Reorganization, the New Funds will have a different Board of Trustees than the Old Funds, as well as a new chairman of the Board of Trustees. Following the Reorganization, the distributor, administrator, fund accounting agent, transfer agent, independent registered public accountant, and legal counsel will also change, but the fees charged by these new service providers are expected to be the same or lower than those charged by the Old Funds’ current service providers.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows: (a) each Old Fund will transfer all of its assets and liabilities to the corresponding New Fund of Horizon, in exchange for shares of such New Fund and the assumption by the New Fund of the liabilities of the corresponding Old Fund, (b) each Old Fund will distribute the corresponding New Fund’s shares to its shareholders, and (c) each Old Fund will be liquidated and terminated. A form of the Reorganization Plan is attached hereto as Exhibit A.

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The Board of Trustees recommends a vote “FOR” this proposal. For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

THE REORGANIZATION OF THE OLD FUNDS

At a meeting of the Board of Trustees of AdvisorOne held on October 15, 2015, the AdvisorOne Trustees, including the members of the Board of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Old Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

Reasons For The Proposed Reorganization

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Board that the New Funds will have greater opportunity for asset growth because the Adviser believes that having the New Funds in a stand-alone trust, as opposed to being a member of a series trust sponsored by another adviser, will enhance the Advisor’s efforts to grow the New Funds by, among other things, allowing for marketing of Horizon Funds and entering into distribution agreement relationships as a single fund family with a sole sponsor and a shared philosophy. Additionally, following the Reorganization, there will exist a “shared Adviser and trust level management team” because several members of the Adviser’s management team, including the Adviser’s President and Chief Compliance Officer, will serve as officers of the New Funds. Currently, the officers of AdvisorOne consist primarily of representatives of the Old Funds’ service providers, none of which are affiliated with the Adviser. The Adviser believes that this shared management team will allow for greater efficiencies, productivity and communication with respect to the New Fund’s marketing and distribution efforts. The Adviser also represented that shareholders of the Old Funds would not be required to pay for the Reorganization because the Adviser and certain of the New Funds’ service providers would bear all costs associated with the Reorganization. Finally, the Adviser assured the Board that the Reorganization would not result in any material changes to the investment objectives or strategies, or any change in the portfolio management team of any Old Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser.

Summarized below are the key factors considered by the Board:

  The investment objectives, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for each New Fund are substantially identical to those of the corresponding Old Fund, and each New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding Old Fund immediately prior to the Reorganization.
  The Reorganization will allow for certain, possible efficiencies through a shared Adviser and trust level management team by streamlining communication between the Adviser’s management and the Horizon Board of Trustees and the negotiation and implementation of material agreements.
  The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser and Horizon service providers, and not the Old Funds.
  The Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

The Board now submits to shareholders of each Old Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Board and officers of AdvisorOne will

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execute and implement the Reorganization Plan. If shareholders approve the Reorganization, it will take effect on or about February 5, 2016 (the “Closing Date”) or such other date as may be agreed upon by the officers of Horizon and AdvisorOne in accordance with the Reorganization Plan.

Summary Of The Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan, a form of which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding Horizon, its operations and the various agreements between Horizon and its several service providers have been supplied by the Adviser, and neither AdvisorOne nor any of its officers or any member of the Board have independently verified the accuracy of such information.

Key Provisions. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, each Old Fund will transfer all of its assets to a corresponding New Fund, each of which is a series of Horizon, in exchange solely for (1) all of the shares of the corresponding New Fund equal to the number of full and fractional shares of the Old Fund as of the Closing Date and (2) the assumption by such New Fund of all of the liabilities of the corresponding Old Fund. Immediately thereafter, each Old Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Old Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the Old Fund. As a result, every shareholder of an Old Fund will own the same number and class of shares of the corresponding New Fund as the number and class of Old Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Class A shares of the Horizon Active Asset Allocation Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the corresponding New Fund, which will also be called the Horizon Active Asset Allocation Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Old Funds will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Old Funds’ transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of the Old Funds will be canceled on the books of the Old Funds, and the share transfer books of the Old Funds will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. No sales charges will be imposed on the shares of a New Fund issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Code. Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on Old Fund shares as a result of the Reorganization. Nevertheless, shareholders of the Old Funds are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the New Funds in the Reorganization.

Since the shares of each New Fund will be issued at net asset value in exchange for the net assets of the corresponding Old Fund having a value equal to the aggregate net asset value of the shares of the Old Fund immediately prior to the Reorganization, the net asset value per share of each New Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of an Old Fund or the corresponding New Fund immediately following consummation of the Reorganization, and each shareholder of an Old Fund will receive the

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same number of shares of the corresponding New Fund, with the same total dollar value, as the shareholder held of the Old Fund immediately prior to the Reorganization.

Other Provisions. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of AdvisorOne and the Horizon. The significant conditions include: (a) the receipt by AdvisorOne and Horizon of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of each Old Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Old Funds, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. Consummation of the Reorganization with respect to any particular Old Fund is not contingent upon shareholders of any particular other Old Fund approving the Reorganization and may be consummated with respect to each Old Fund where shareholder approval of the Reorganization has been obtained. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the Old Funds.

New Fund shares issued to Old Fund shareholders in the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Comparison Of The Old Funds And The New Funds

Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks. The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be substantially similar to those of the identically named Old Fund. Although the description of the investment objective for the New Horizon Active Risk Assist® Fund has been revised as indicated below in response to recent comments from the Securities and Exchange Commission to the New Funds’ registration statement, the Adviser believes that the investment objective of the New Horizon Active Risk Assist® Fund is substantially similar to the investment objective of the Old New Horizon Active Risk Assist® Fund. For detailed information about the principal investment strategies and risks of each Old Fund, as well as each of their investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for each Old Fund, which are incorporated herein by reference.

Name of Fund	Old Fund Investment Objective	New Fund Investment Objective
Horizon Active Asset Allocation Fund	Capital appreciation	Capital appreciation
Horizon Active Income Fund	Income	Income
Horizon Active Risk Assist® Fund	Capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy	Capital appreciation with a secondary emphasis on capital preservation

Fees and Expenses. The Reorganization is not expected to result overall in an increase in shareholder fees or annual fund operating expenses. The fee rates to be charged by the various service providers to the New Funds are commensurate with or lower than the fee rates charged to the Old Funds.

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The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Old Fund that you may pay for buying and holding shares of the Old Fund. The pro forma columns show expenses of the New Fund as if the Reorganization had occurred on the last day of the Fund’s fiscal year ended November 30, 2014.  The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Old Fund’s fiscal year ended November 30, 2014.  The Example numbers shown in the table below reflect the impact of expense limitation agreements, as described in detail below, for the period of the respective agreement. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

HORIZON ACTIVE ASSET ALLOCATION FUND

Shareholder Fees (fees paid directly from your investment)	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None	None	None	None
Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None	None	None
Other Expenses	0.19%	0.15%	0.19%	0.15%	0.44%	0.40%
Shareholder Servicing Expenses	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%
Remaining Other Expenses	0.19%	0.15%	0.19%	0.15%	0.19%	0.15%
Acquired Fund Fees and Expenses (1)	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.73%	1.69%	1.48%	1.44%	1.73%	1.69%
Fee Waiver and Expense Reimbursements (2) (3)	(0.12)%	(0.08)%	(0.12)%	(0.08)%	(0.12)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.61%	1.61%	1.36%	1.36%	1.61%	1.61%

(1) This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund's financial highlights do not include this figure.

(2) The fees shown above for the Old Fund take into account an advisory fee waiver agreement to limit total operating expenses at least through March 31, 2016, so that Class A Share, Class I Share and Class N Share direct expenses (not including front-end or contingent deferred loads,

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brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation)) do not exceed 1.42%, 1.17% and 1.42% of average daily net assets for Class A Shares, Class I Shares and Class N Shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. Only the Fund's Board of Trustees may elect to terminate the advisory fee waiver agreement.

(3) With respect to the New Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Horizon Active Asset Allocation Fund, at least until December 31, 2018, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) do not exceed 1.42%, 1.17% and 1.42% of average daily net assets for Class A Shares, Class I Shares and Class N Shares, respectively; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by the Adviser, within three years after the end of the fiscal year in which such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the foregoing expense limit.  Only the Horizon Active Asset Allocation Fund’s Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
1	$729	$729	$138	$138	$164	$164
3	$1,078	$1,054	$456	$431	$533	$508
5	$1,449	$1,418	$797	$763	$927	$894
10	$2,489	$2.438	$1,758	$1,702	$2,031	$1,977

HORIZON ACTIVE INCOME FUND

Shareholder Fees (fees paid directly from your investment)	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None	None	None	None
Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.18%	0.28%	0.18%	0.53%	0.43%(1)
Shareholder Servicing Expenses	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%
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Remaining Other Expenses	0.28%	0.18%	0.28%	0.18%	0.28%	0.18%
Acquired Fund Fees and Expenses (2)	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.58%	1.48%	1.33%	1.23%	1.58%	1.48%
Fee Waiver and Expense Reimbursements (3) (4)	(0.06)%	(0.00)%	(0.06)%	(0.00)%	(0.06)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.52%	1.48%	1.27%	1.23%	1.52%	1.48%

(1) Based on estimated amounts for the current fiscal year.

(2) This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund's financial highlights do not include this figure.

(3) The fees shown above for the Old Fund take into account an advisory fee waiver agreement to limit total operating expenses at least through March 31, 2017, so that Class A Share, Class I Share and Class N Share direct expenses (not including front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation)) do not exceed 1.24%, 0.99% and 1.24% of average daily net assets for Class A Shares, Class I Shares and Class N Shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. Only the Fund's Board of Trustees may elect to terminate the advisory fee waiver agreement.

(4) With respect to the New Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Horizon Active Asset Income Fund, at least until December 31, 2018, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) do not exceed 1.24%, 0.99% and 1.24% of average daily net assets for Class A Shares, Class I Shares and Class N Shares, respectively; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by the Adviser, within three years after the end of the fiscal year in which such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the foregoing expense limit.  Only the Horizon Active Asset Income Fund’s Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
1	$721	$717	$129	$125	$155	$151
3	$1,040	$1,016	$416	$390	$493	$468
5	$1,381	$1,336	$723	$676	$855	$808
10	$2,341	$2,242	$1,596	$1,489	$1,873	$1,768

HORIZON ACTIVE RISK ASSIST® FUND

Shareholder Fees (fees paid directly from your investment)	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None	None	None	None
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Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses(1)	0.19%	0.16%	0.19%	0.16%	0.44%	0.41%
Shareholder Servicing Expenses	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%
Remaining Other Expenses	0.19%	0.16%	0.19%	0.16%	0.19%	0.16%
Acquired Fund Fees and Expenses (2)	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.74%	1.71%	1.49%	1.46%	1.74%	1.71%
Fee Waiver and Expense Reimbursements (3) (4)	(0.12)%	(0.09)%	(0.12)%	(0.09)%	(0.12)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.62%	1.62%	1.37%	1.37%	1.62%	1.62%

(1) Based on estimated amounts for the current fiscal year.

(2) This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund's financial highlights do not include this figure.

(3) The fees shown above for the Old Fund take into account an advisory fee waiver agreement to limit total operating expenses at least through March 31, 2016, so that Class A Share, Class I Share and Class N Share direct expenses (not including front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation)) do not exceed 1.42%, 1.17% and 1.42% of average daily net assets for Class A Shares, Class I Shares and Class N Shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. Only the Fund's Board of Trustees may elect to terminate the advisory fee waiver agreement.

(4) With respect to the New Fund, the Adviser has contractually agreed to waive its fees and reimburse expenses of the Horizon Active Asset Risk Assist® Fund, at least until December 31, 2018, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) will not exceed 1.42%, 1.17% and 1.42% of average daily net assets for Class A, Class I and Class N Shares, respectively; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by the Adviser, within three years after the end of the fiscal year in which such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the foregoing expense limit.  Only the Horizon Active Asset Risk Assist® Fund’s Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Old Fund Class A	Pro Forma New Fund Class A	Old Fund Class I	Pro Forma New Fund Class I	Old Fund Class N	Pro Forma New Fund Class N
1	$730	$730	$139	$139	$165	$165
3	$1,080	$1,057	$459	$434	$536	$511

Management Of The Funds

Investment Adviser. Horizon Investments, LLC (“Horizon Investments” or the “Adviser”), a South Carolina limited liability company located at 13024 Ballantyne Corporate Place, Suite 225, Charlotte, NC

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28277, serves as the investment adviser to each Old Fund under an investment advisory agreement with AdvisorOne on behalf of each Old Fund. Horizon Investments will serve as adviser to each new Fund. The Horizon Active Asset Allocation Fund commenced investment operations on January 31, 2012; the Horizon Active Income Fund commenced investment operations on September 30, 2013; the Horizon Active Risk Assist® Fund commenced investment operations on August 28, 2014.

Each Old Fund pays the Adviser fees for its services. The fees are computed daily and paid monthly, and are calculated as a percentage of the particular Old Fund’s average daily net assets at the annual rates set forth below. The advisory fee rates and percentage expense limitations are not changed by the Reorganization. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, for all Old Funds to the extent necessary to maintain each Old Fund’s net operating expenses, excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation). Such obligations are at rates set forth below:

Name of Fund	Management Fee	Expense Limitation
Horizon Active Asset Allocation Fund A	1.10%	1.42%
Horizon Active Asset Allocation Fund I	1.10%	1.17%
Horizon Active Asset Allocation Fund N	1.10%	1.42%
Horizon Active Income Fund A	0.77%	1.24%
Horizon Active Income Fund I	0.77%	0.99%
Horizon Active Income Fund N	0.77%	1.24%
Horizon Active Risk Assist Fund A	1.10%	1.42%
Horizon Active Risk Assist Fund I	1.10%	1.17%
Horizon Active Risk Assist Fund N	1.10%	1.42%

With respect to each Old Fund, the Adviser has contractually agreed to continue the expense limitation arrangements until March 31, 2016. With respect to the New Funds, Adviser has contractually agreed to continue the above expense limitation arrangements for each new Fund until at least December 31, 2018.

Portfolio Management Team. There will be no change to the Old Fund’s portfolio management team as a result of the Reorganization. Robbie Cannon, Ronald Saba, and Scott Ladner will continue as the portfolio managers of the Horizon Active Income Fund, Robbie Cannon, Ronald Saba, Scott Ladner, and Kevin Blocker will continue as the portfolio managers of the Horizon Active Risk Assist® Fund, and Robbie Cannon, Ronald Saba, and Kevin Blocker will continue as the portfolio managers of the Horizon Active Asset Allocation Fund. More detailed information about Robbie Cannon, Ronald Saba, Scott Ladner, and Kevin Blocker, including their principal occupations for the past 5 years, compensation information and other accounts managed, is included in the Prospectus and Statement of Additional Information of each New Fund which maybe requested at no cost by calling Horizon at 1-855-754-7932.

Comparison Of Share Classes and Fees

Share Classes. The Old Funds and the New Funds have the same share classes. Each Old Fund has registered and offers, and each corresponding New Fund will register and offer, certain classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices. Class A shares are offered at their public offering price, which is its Net Asset Value plus the applicable sales charge and 12b-1 fees. Class I shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees. Class N shares are offered only through financial intermediaries that

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have been approved by the Fund; they are offered without any sales charge and are not subject to any 12b-1 fees, but may be subject to shareholder servicing fees as described herein.

Sales Charges. The sales charges applicable to Class A shares of the new Funds will be the same as the sales charges applicable to Class A shares of the Old Funds. Class A shares are offered at their public offering price, which is its Net Asset Value plus the applicable sales charge. The sales charge varies, depending on how much you invest, but is the same as the sales charge imposed on each Old Fund. There are no sales charges on reinvested distributions or exchanges of Class A shares of an Old Fund for the same class of shares of another Old Fund and there will be no sales charges on reinvested distributions or exchanges of Class A shares of one New Fund for the same class of shares of another New Fund following the Reorganization. Furthermore, no sales charges will be imposed on shareholders in connection with the Reorganization. Class I and Class N Shares are offered without any sales charges.

Distribution (Rule 12b-1) Plans and Shareholder Servicing Fee Comparison. The Old Funds and the New Funds will have substantially similar distribution and shareholder servicing plans. Horizon has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for the Class A shares of each New Fund that are substantially identical in all material respects to the Distribution and Shareholder Servicing Plan currently in effect with respect to Class A shares of the corresponding Old Fund. The fee rates under each corresponding Rule 12b-1 Plan are identical. Horizon has also adopted Shareholder Services Plans for Class N shares of each New Fund that are substantially identical in all material respects to the Shareholder Services Plan currently in effect with respect to Class N shares of the corresponding Old Fund. The fee rates under each corresponding Shareholder Services Plan are identical.

Certain Information Regarding the Trustees and Officers

The Board of Trustees of Horizon (the “Horizon Board”) will consist of trustees different than the trustees that oversee the operations of the Old Funds. The Horizon Board consists of three Independent Trustees, John Davidson, Todd Gaylord and Tom Okel, and one interested trustee, Robert J. Cannon, who is an “Interested Person” of the Trust, as that term is defined under the 1940 Act, because he is President of the Adviser. The Horizon Board supervises the business and affairs of Horizon and appoints or elects officers responsible for the day-to-day operations of Horizon and the execution of policies established by Horizon Board resolution or directive. The Chairman of the Horizon Board is Mr. Cannon.

Leadership Structure. The Horizon Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Horizon Board has not appointed an Independent Trustee to serve as lead Independent Trustee or Chair of the Horizon Board because, among other things, the Horizon Board’s small size and the small number of Funds in Horizon permit Horizon management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Horizon Board (each a “Committee”) as well as each Horizon Board function. The Horizon Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Horizon Board’s size or Horizon’s complexity materially increases.

The Horizon Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

The Horizon Board reviews annually the structure and operation of the Horizon Board and its Committees. The Horizon Board has determined that the composition of the Horizon Board and the function and composition of its various Committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

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Risk Oversight. Through the Horizon Board’s direct oversight role and the officers and service providers of the New Funds, the Horizon Board performs a risk oversight function for the New Funds. To effectively perform its risk oversight function, the Horizon Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the New Funds; reviews and approves, as applicable, the compliance policies and procedures of the New Funds; approves the New Funds’ principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the New Funds, to review and discuss the activities of the New Funds and to provide direction with respect thereto; and appoints a chief compliance officer (“CCO”) of the New Funds who oversees the implementation and testing of the New Funds’ compliance program and reports to the Horizon Board regarding compliance matters for the New Funds and their service providers. The Horizon Board holds four regular meetings each year to consider and address matters involving Horizon and the New Funds. As part of its oversight function, the Horizon Board also may hold special meetings or communicate directly with Horizon management or the CCO to address matters arising between regular meetings.

Not all risks that may affect the New Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the New Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the New Funds’ goals. As a result of the foregoing and other factors, the New Funds’ ability to manage risk is subject to substantial limitations.

Trustee Qualifications. The Horizon Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of Horizon in light of the Horizon Board’s function and Horizon’s business and structure. The Horizon Board annually conducts a “self-assessment” wherein the effectiveness of the Horizon Board is reviewed.

In addition to the information provided in the prior chart, below is certain additional information concerning each particular Trustee and his Trustee Attributes.

John W. Davidson. Mr. Davidson is currently a board member of AdvisorOne, where he is the lead independent trustee. He has over 35 years of industry experience, including positions with investment management responsibility for separate institutional accounts, mutual funds, trusts, and insurance assets.  Mr. Davidson was most recently the President of PartnerRe Asset Management Corporation.

Todd W. Gaylord. Mr. Gaylord has received CPA and CFA designations, and worked in various capacities on trading floors for Bank of America and Wachovia Securities from 1999-2008 trading corporate bonds, syndicated loans, and credit default swaps. In recent years he has been active in real estate and private equity investing, as well as financial consulting.

Thomas W. Okel. Mr. Okel is currently the Executive Director of Catawba Lands Conservancy, which is nonprofit land trust that works with willing landowners to save land in North Carolina's Southern Piedmont to preserve a healthy, natural environment for future generations. He is also a trustee of Babson Capital Global Short Duration High Yield Fund and Babson Capital Funds Trust. Tom previously served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch and managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America.

Robert J. Cannon. Mr. Cannon is the President and CEO of Horizon Investments. During his tenure at Horizon, which began in 1999, Horizon has grown from a small retail RIA firm to a nationally recognized

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third-party investment management group with a national footprint of independent broker dealers and institutional clients.

As of the date of this proxy statement, the Horizon Board has held [one] meeting. The following individuals serve as Trustees and Officers of Horizon:

Independent Trustees

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Indefinite Term of Office (since 2015)	Director, President & Chief Economist of PartnerRe Asset Management Corporation; Chief Investment Officer of Partner Reinsurance Company of the US (2001-2008); Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	3	Trustee, AdvisorOne Funds (13 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant (financial services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	3	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	3	Trustee, Babson Capital Funds Trust (8 portfolios); Trustee, Babson Capital Global Short Duration High Yield Fund (1 portfolio).

* The address for each Trustee and officer is 13024 Ballantyne Corporate Place, Suite 225, Charlotte, North Carolina 28277.

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Interested Trustee and Officers

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert J. Cannon** Year of Birth: 1972	Interested Trustee Indefinite Term of Office (since 2015) and President; One Year Term of Office (since 2015)	President and Chief Executive Officer of the Adviser since 2005; member since 1999.	3	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of the Adviser since 2014; Attorney with Kilpatrick Townsend & Stockton LLP (2008-2014).	Not Applicable	Not Applicable
Benjamin Johnson Year of Birth: 1978	Treasurer; One Year Term of Office (since 2015)	Managing Director of Operations and Finance of the Adviser since 2008.	Not Applicable	Not Applicable

* The address for each Trustee and officer is 13024 Ballantyne Corporate Place, Suite 225, Charlotte, North Carolina 28277.

** Mr. Cannon is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with the Adviser.

Audit Committee. The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the New Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the New Funds’ financial statements, and interacts with the New Funds’ independent auditors on behalf of the Horizon Board. The Audit Committee also serves in the role of the Horizon’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by Horizon, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. As of the date of this proxy statement, the Audit Committee has held one meeting.

Nominating Committee. The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Horizon Board and to stand for election at appropriate meetings of the shareholders of Horizon. The Nominating Committee meets only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of Horizon. As of the date of this proxy statement, the Nominating Committee has held no meetings.

Proxy Voting Committee. The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a New Fund should cast its vote, if called upon by the Horizon Board or the Adviser, when a matter with respect to which a New Fund is entitled to

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vote presents a conflict between the interests of a New Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the New Funds, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review Horizon’s Proxy Voting and Disclosure Policy and recommend any changes to the Horizon Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a New Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a New Fund is eligible to participate presents a conflict between the interests of a New Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary. As of the date of this proxy statement, the Proxy Voting Committee has held no meetings.

Shareholders may direct communications requesting a special meeting of shareholders to the Trustees in care of the Secretary of Horizon at 13024 Ballantyne Corporate Place, Suite 225, Charlotte, NC 28277.

Comparison of Trustees’ And Officers’ Fees

The Old Funds. AdvisorOne pays each Trustee of AdvisorOne who was not an interested person a flat fee of $24,000 per year plus $6,000 for an in-person quarterly meeting or $1,000 per quarter if participating in the meeting by telephone. In every instance, the cost of the fees are to be allocated among the participating series in accordance with a formula that takes into account the overall asset size of each affected series. AdvisorOne also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of AdvisorOne and Trustees who are interested persons of AdvisorOne do not receive any direct compensation from AdvisorOne. For the fiscal year ended November 30, 2014, AdvisorOne paid $36,000 in Trustee compensation, of which $24,000 was paid by the Old Funds.

Name of Trustee	Aggregate Compensation From Old Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation From Funds and Fund Complex* Paid to Trustee
Gary Lanzen	$6,000	N/A	N/A	$36,000
John Davidson	$6,000	N/A	N/A	$36,000
Larry Carter	$6,000	N/A	N/A	$36,000
Edward Foy	$6,000	N/A	N/A	$36,000
Todd Clarke	None	N/A	N/A	None

* The Fund Complex consists of 17 funds, including the Old Funds.

The New Funds. Horizon pays each Trustee of the Horizon Board who is not an interested person of Horizon a flat fee of $9,000 per year plus $3,000 for an in-person quarterly meeting or $1,000 per quarter if participating in the meeting by telephone. Trustee fees will be allocated among the New Funds in accordance with their relative assets. Horizon also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Horizon Board. Officers of Horizon and Trustees who are interested persons of Horizon do not receive any direct compensation from Horizon. The following estimates the compensation to be paid to the Horizon Trustees for the first full fiscal year of Horizon.

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Name of Trustee	Aggregate Compensation From New Funds	Pension or Retirement Benefits Accrued as Part of New Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation From New Funds and New Fund Complex Paid to Trustee
John W. Davidson	$18,000	N/A	N/A	$18,000
Todd W. Gaylord	$18,000	N/A	N/A	$18,000
Thomas W. Okel	$18,000	N/A	N/A	$18,000
Robert J. Cannon	$0	N/A	N/A	$0

Comparative Information On Shareholder Services

Procedures for purchasing, selling and exchanging shares of the New Funds are substantially identical to those of the Old Funds. Both the Old Funds and the New Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Funds will offer the same or substantially similar shareholder purchase and redemption services as the Old Funds, including telephone purchases and redemptions. In similar fashion to the Old Funds, shares of the New Funds may be purchased and redeemed at the Net Asset Value of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Dividends and Distributions. Each New Fund will have the same dividend and distribution policy as the corresponding Old Fund. Shareholders who have elected to have dividends and capital gains reinvested in an Old Fund will continue to have dividends and capital gains reinvested in the corresponding New Fund following the Reorganization. In similar fashion to the Old Funds, the New Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The New Funds have adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the Old Funds.

Fiscal Year. The Old Funds currently operate on a fiscal year ending November 30. Following the Reorganization, each New Fund will assume the financial history of the corresponding Old Fund and will continue to operate on a fiscal year ending November 30 of each year.

Certain Comparative Information About AdvisorOne And Horizon

The following is a summary of certain differences between AdvisorOne’s Agreement and Declaration of Trust and By-Laws adopted by AdvisorOne versus the Declaration of Trust adopted by Horizon. This summary is not a complete list of the differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

General. AdvisorOne was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “AdvisorOne Instrument”) dated December 13, 1996. As a Delaware statutory trust, the Trust’s operations are currently governed by its AdvisorOne Instrument, as well as by applicable federal and Delaware law. Horizon was also organized as a Delaware statutory trust on May 21, 2015. As a Delaware statutory trust, Horizon’s operations are governed by its Agreement and Declaration of Trust (the “Horizon Instrument”) and applicable federal and Delaware law. The Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

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Term of Trustees. Subject to the requirements under the 1940 Act, the term of office of a trustee of both AdvisorOne and Horizon is unlimited in duration unless the trustees themselves adopt a limited term. Similar to the provisions of the AdvisorOne Instrument a person serving as a trustee of Horizon will continue as such under the Horizon Instrument until the person dies, resigns, is replaced, retires, or is removed from office. Under the AdvisorOne Instrument, a trustee may be removed by written instrument signed by at least two-thirds of the number of trustees or at a meeting of shareholders of the trust by a vote of shareholders owning at least two-thirds of the outstanding shares of all portfolios. Under the Horizon Instrument, a trustee may be removed by written instrument signed by at least a majority of the number of trustees or at a meeting of shareholders of the trust by a vote of shareholders owning at least two-thirds of the outstanding shares of all portfolios.

Limitation of Liability of Trustees and Officers. A trustee or officer of either AdvisorOne or Horizon will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Under both trusts, trustees and officers may be indemnified by the applicable trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Shareholder Meetings. Neither Horizon nor AdvisorOne is required to hold annual shareholder meetings. Under the AdvisorOne Instrument, 30% of the shares entitled to vote is deemed a quorum for the purpose of transacting business at a shareholder meeting. The Horizon Instrument requires 40% of all shares issued and outstanding and entitled to vote to be present to constitute a quorum.

Legal Proceedings. The Horizon Instrument provides that no action may be brought by a shareholder on behalf of the Trust unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action. A shareholder shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the shareholders in any other series or any other class of the Trust than the series or class of shares owned by such shareholder. The AdvisorOne Instrument does not contain a similar limitation with respect to AdvisorOne.

Expenses Of The Reorganization

The Adviser and U.S. Bancorp will bear the solicitation and legal expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $130,000, assuming that a quorum of shareholders respond to this proxy statement within a timely manner. AST Fund Solutions, LLC, has been engaged to provide tabulation and solicitation services. Approximately, $80,000 of the $130,000 Reorganization-related costs are attributable to solicitation services.

Tax Consequences

Federal Taxes. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. No gain or loss will be recognized as a consequences of the Reorganization by an Old Fund (except to the extent that such assets consist of contracts described in section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of an Old Fund as a result of the Old Fund’s distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder’s Old Fund shares. In addition, a shareholder’s tax basis for shares held in an Old Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization. As a condition to the Closing Date, each

17

of AdvisorOne and Horizon shall have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by AdvisorOne and Horizon and certifications received from AdvisorOne and Horizon on behalf of each of the Old Funds and the New Funds.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Old Fund would recognize the gain or loss on the transfer of its assets to the corresponding New Fund and each shareholder of an Old Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of the Old Fund and the fair market value of the shares of the New Fund it receives.

Immediately prior to the Closing Date, each Old Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its prior fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

State and Local Taxes. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your New Fund shares for federal income tax purposes. Pursuant to legislation passed by Congress in 2008, if you want to use the average cost method for determining basis with respect to any New Fund shares you acquire (“Covered Shares”), you will have to elect to do so in writing (which may be electronic). If you fail to affirmatively elect that method, the basis determination will be made in accordance with the New Funds’ default method, which might be a method other than average cost. If, however, the New Funds’ default method is average cost and you wish to use a different acceptable method for basis determination (e.g., a specific identification method), you will be able to elect to do so.

That legislation also requires the New Funds (or their administrative agent) to report to the IRS and furnish to their shareholders the cost basis information for Covered Shares. In addition to the current requirement to report the gross proceeds from the redemption of its shares, the New Funds also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period. You should consult with your tax adviser to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how the cost basis reporting law will apply to you.

Other Service Providers

Independent Accountants. Tait, Weller & Baker LLP, whose address is 1818 Market Street, Suite 2400, Philadelphia, PA 19103, currently serves as each Old Fund’s independent accountant. Cohen Fund Audit Services (“Cohen”) whose address is 1350 Euclid Ave., Suite 800, Cleveland, OH 44115 will serve as the independent accountant for the New Funds following the Reorganization. Cohen will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

18

Distributor. Northern Lights Distributors, LLC serves as each of the Old Fund’s distributor and is located at 17605 Wright Street, Omaha, NE 68130. Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the distributor for the New Funds following the Reorganization. Similar to the Old Funds, the Distributor is obligated to sell the shares of the New Funds on a reasonable efforts basis only against purchase orders for the shares, and shares of the New Funds will be offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services. Gemini Fund Services, LLC (“GFS”) is the administrator, fund accountant, transfer agent and dividend disbursing agent of each Old Fund. U.S. Bancorp Fund Services, LLC will serve as the administrator, fund accountant, transfer agent and dividend disbursing agent to the New Funds following the Reorganization, and is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. GFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, process purchases and redemptions of Old Fund shares and performs other transfer agent and shareholder service functions. In addition, GFS provides the Old Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. U.S. Bancorp Fund Services, LLC will provide these services to the New Funds following the Reorganization.

Custodian. MUFG Union Bank, N.A., located at 400 California Street, 6th Floor, San Francisco, CA 94104, is custodian of the Old Funds’ investments. U.S. Bank, NA, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, will serve as the custodian for the New Funds following the Reorganization. Similar to the services provided to the Old Funds by MUFG Union Bank, N.A., U.S. Bank, NA will act as the New Funds’ depository, safe keep their portfolio securities, collect all income and other payments with respect thereto, disburse funds at the New Funds’ request and maintain records in connection with its duties.

Other Information

Operation Of The Old Funds. The principal executive offices of AdvisorOne are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board of Trustees of AdvisorOne supervises the business activities of each Old Fund.

Incorporation by Reference. The Prospectus and SAI of each Old Fund are incorporated by reference.

The Proxy. The Board of Trustees of AdvisorOne is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of AdvisorOne revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities And Voting. Shareholders of record of the Old Funds at the close of business on November 16, 2015, are entitled to vote at the meeting or at any adjournments thereof. As of November 16, 2015, there were issued and outstanding the following number of shares for each Old Fund:

19

Fund	Number of Shares
Horizon Active Asset Allocation Fund	30,416,838.539
Horizon Active Income Fund	17,016,638.029
Horizon Active Risk Assist® Fund	11,278,575.713

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Old Fund will vote separately on the Proposed Reorganization, without regard to the class of shares held. The presence at the meeting of holders of a majority of the outstanding shares of each Old Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that Old Fund. A quorum being present, the Old Funds will adopt a proposal if a majority of the shares of each Old Fund vote to approve the proposal. For purposes of each proposal, “a majority of the shares of each Old Fund” means the lesser of: (a) 67% or more of the voting securities of that Old Fund present at the meeting, if 50% or more of the outstanding voting securities of such Old Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Old Fund. Consummation of the Reorganization with respect to any particular Old Fund is not contingent upon shareholders of any other Old Fund approving the Reorganization and may be consummated with respect to any Old Fund where shareholder approval of the Reorganization has been obtained.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist an Old Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Old Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Old Fund, without further notice to the shareholders of the Old Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, AdvisorOne may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The AdvisorOne Board of Trustees is not aware of any other matters to come before the meeting.

20

Solicitation of Proxies. AST Fund Solutions LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, has been engaged to provide tabulation and solicitation services. Employees of Horizon Investments and of GFS and NLD, service providers to the Old Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identify when you authorize your proxy in that manner.

Shareholder Proposals. AdvisorOne has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in AdvisorOne’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in AdvisorOne’s proxy materials must be received by AdvisorOne within a reasonable time before the solicitation is made. The fact that AdvisorOne receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to, AdvisorOne, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

Proxy Delivery. If you and another shareholder share the same address, AdvisorOne may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to AdvisorOne if you wish to receive a separate copy of the Proxy Statement, and AdvisorOne will promptly mail a copy to you. You may also call or write to AdvisorOne if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call AdvisorOne toll-free at 1-866-447-4228, or write AdvisorOne c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

Security Ownership

Security Ownership of Management and Certain Beneficial Owners. The following table provides information on shareholders who owned of record or, to the knowledge of each Old Fund, beneficially, more than 5% of any class of an Old Fund’s outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, AdvisorOne knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Old Fund.

Fund and Shareholder	Status	% Shares
Horizon Active Asset Allocation Class N
Pershing LL 1 Pershing Plaza Jersey City, NJ 07399	Beneficial	60.61%
Horizon Active Asset Allocation Class A
NFS FBO Philip H. Snader 17605 Wright Street Omaha, NE 68130	Beneficial	52.76%
NFS FBO Philip H. Snader 17605 Wright Street	Beneficial	47.12%
21

Omaha, NE 68130
Horizon Active Risk Assist Fund Class N
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Beneficial	51.32%

Horizon Active Risk Assist Fund Class A
Horizon Investments, LLC 13024 Ballantyne Corporate Place Charlotte, NC 28277	Beneficial	100.00%

Horizon Active Income Fund Class N
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Beneficial	65.04%

As of the Record Date, no shareholder of any Old Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) of any such Old Fund because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Old Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Old Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Old Fund shareholders.

Security Ownership Of Management. As of the Record Date, the executive officers and trustees of AdvisorOne owned less than 1% of each Old Fund.

(Remainder of this page is intentionally left blank)

22

AdvisorOne Funds

PROXY CARD

HORIZON ACTIVE ASSET ALLOCATION FUND

a series of AdvisorOne Funds

SIGN, DATE AND VOTE ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(866) 303-0855** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on January 22, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 303-0855.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

HORIZON ACTIVE ASSET ALLOCATION FUND

PROXY CARD

a series of AdvisorOne Funds

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE TRUST'S BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Trust's Board of Trustees unanimously recommends that you vote "FOR" the proposals.

To vote, mark one box in blue or black ink. Example: ●

PROPOSAL(S):	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Fund would reorganize into a separate series of Horizon Funds ("Horizon"), an investment company newly organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization and Termination, the Fund would transfer all assets into a corresponding newly created series of Horizon (a "New Fund"). The transfer would be (1) an exchange of your shares for shares for the corresponding class of the New Fund, which would be distributed pro-rata by the Fund to its shareholders; and (b) assumption by the New Fund of all liabilities of the corresponding Fund. **No fee increase is proposed.**	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	O	O	O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AdvisorOne Funds

PROXY CARD

HORIZON ACTIVE INCOME FUND

a series of AdvisorOne Funds

SIGN, DATE AND VOTE ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(866) 303-0855** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on January 22, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 303-0855.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

HORIZON ACTIVE INCOME FUND

PROXY CARD

a series of AdvisorOne Funds

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE TRUST'S BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Trust's Board of Trustees unanimously recommends that you vote "FOR" the proposals.

To vote, mark one box in blue or black ink. Example: ●

	FOR	AGAINST	ABSTAIN
PROPOSAL(S):			
1. To approve a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Fund would reorganize into a separate series of Horizon Funds ("Horizon"), an investment company newly organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization and Termination, the Fund would transfer all assets into a corresponding newly created series of Horizon (a "New Fund"). The transfer would be (1) an exchange of your shares for shares for the corresponding class of the New Fund, which would be distributed pro-rata by the Fund to its shareholders; and (b) assumption by the New Fund of all liabilities of the corresponding Fund. **No fee increase is proposed.**	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	O	O	O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

HORIZON ACTIVE RISK ASSIST ® FUND

a series of AdvisorOne Funds

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(866) 303-0855** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on January 22, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 303-0855.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

HORIZON ACTIVE RISK ASSIST ® FUND

PROXY CARD

a series of AdvisorOne Funds

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE TRUST'S BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Trust's Board of Trustees unanimously recommends that you vote "FOR" the proposals.

To vote, mark one box in blue or black ink. Example: ●

PROPOSAL(S):	FOR	AGAINST	ABSTAIN
1. To approve a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Fund would reorganize into a separate series of Horizon Funds ("Horizon"), an investment company newly organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization and Termination, the Fund would transfer all assets into a corresponding newly created series of Horizon (a "New Fund"). The transfer would be (1) an exchange of your shares for shares for the corresponding class of the New Fund, which would be distributed pro-rata by the Fund to its shareholders; and (b) assumption by the New Fund of all liabilities of the corresponding Fund. **No fee increase is proposed.**	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	O	O	O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EXHIBIT A

(form of)

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ____________ ___, 2015, among HORIZON FUNDS, a Delaware statutory trust, with its principal place of business at 13024 Ballantyne Corporate Place, Suite 225, Charlotte, NC 28277 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”); ADVISORONE FUNDS, a Delaware statutory trust, with its principal place of business at (“Old Trust”), on behalf of each series thereof listed under the heading “Old Funds” on Schedule A (each, an “Old Fund”); and, solely for purposes of paragraphs 5.7, 5.8 and 6, HORIZON INVESTMENTS, LLC, investment adviser to the New Funds and Old Funds (“Horizon”). (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions~~,~~ and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on its own or that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect three reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Old Fund’s changing its identity -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”). The consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization.

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each respective Fund that is a series thereof and, in the case each Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Old Fund offers, and has issued and outstanding, multiple classes of shares, which vary by Fund, designated, as applicable, Class A shares, Class I shares, and Class N shares (“Class A Old Fund Shares,” “Class I Old Fund Shares,” and “Class N Old Fund Shares” respectively, and collectively, “Old Fund Shares”). New Fund also will offer multiple classes of shares, which vary by Fund but mirror the share classes of the corresponding Old Fund, designated, as applicable, Class A shares, Class I shares and Class N shares (“Class A New Fund Shares,” “Class I New Fund Shares,”

A-1

and “Class N New Fund Shares” respectively, and collectively, “New Fund Shares”). The identically designated classes of shares of Old Fund and New Fund are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of each Old Fund’s shareholders and the terms and conditions set forth herein, each Old Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the respective New Fund. In exchange therefor, each New Fund shall:

(a) issue and deliver to the respective Old Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding; (2) Class I New Fund Shares equal to the number of full and fractional Class I Old Fund Shares then outstanding; and (3) Class N New Fund Shares equal to the number of full and fractional Class N Old Fund Shares then outstanding; and

(b) assume all of the respective Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – each Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on each Old Fund’s books at that time; and no Old Fund has any unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3 The Liabilities shall consist of all liabilities of Old Funds’, whether known or unknown, accrued or contingent, debts, obligations and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Horizon pursuant to paragraph 6. Notwithstanding the foregoing, the Old Funds will endeavor to discharge all their known liabilities, debts, obligations and duties before the Effective Time.

1.4 At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), each Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares due that Shareholder, and likewise for each Shareholder that holds Class I, or Class N shares). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

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1.5 All computations of value shall be made by Gemini Fund Services, LLC (“Gemini”) in accordance with its regular practice in pricing the shares and assets of each Fund, subject to confirmation by New Trust’s administrator.

1.6 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on each Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of an Old Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that any New Fund that has begun operations prior to the Effective Time shall be responsible for preparing and filing any required Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, no Old Fund shall conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) each Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect each Old Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on February 5, 2016 (“Effective Time”). The Closing shall be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

2.2 Old Trust shall direct the custodian of each Old Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the respective New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by each Old Fund to the respective New Fund, as reflected on such New Fund’s books immediately after the Effective Time, does or will conform to that information on the respective Old Fund’s books immediately before the Effective Time.

2.3 Old Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that the Old Funds’ shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Old Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Funds’ shareholder records in the names of the Shareholders and (b) to Old Trust, a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to each respective Old Fund at the Effective Time have been credited to such Old Fund’s account on those records.

2.4 New Trust shall deliver at the Closing an opinion of its counsel, Kilpatrick Townsend & Stockton LLP (“Counsel”), as described in Section 5.4.

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2.5 Old Trust shall deliver to New Trust and Horizon, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Funds’ books at an estimated fair market value provided by an authorized pricing vendor for each Old Fund.

2.6 At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Old Trust, on each Old Fund’s behalf, represents and warrants to New Trust, on the respective New Fund’s behalf, as follows:

(a) Old Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust, dated December 20, 1996, as amended, is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Each Old Fund is a duly established and designated series of Old Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to each Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Funds’ benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Funds’ behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Old Trust, with respect to each Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Old Trust’s Agreement and Declaration of Trust dated December 20, 1996, as amended, or By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Old Trust, on any Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on any Old Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of each Old Fund (other than this Agreement and certain investment contracts including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or each New Fund’s assumption of any liabilities of the respective Old Fund thereunder will be made, without either affected Fund

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incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to any Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect such Old Fund’s financial condition or the conduct of its business; and Old Trust, on each Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects any Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h) Each Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended November 30, 2015, have been audited by Tait Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust) present fairly, in all material respects, each Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since November 30, 2015, there has not been any material adverse change in any Old Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities or the redemption of any Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of any Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) No Old Fund is classified as a partnership, and instead each is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; each Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), each Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; no Old Fund has at any time since its inception been liable for, or is

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now liable for, any material income or excise tax pursuant to sections 852 or 4982; and no Old Fund has earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on such Old Fund’s shareholder records, as provided in paragraph 2.3; and no Old Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m) Each Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) No Old Fund is under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of any Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) Old Funds’ current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including each Old Fund) is a managed portfolio of securities, and Horizon has the authority to buy and sell securities for each Old Fund;

(s) Each Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

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(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 New Trust, on each New Fund’s behalf, represents and warrants to Old Trust, on each respective Old Fund’s behalf, as follows:

(a) New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated May 21, 2015, is on file with the Secretary of State of Delaware, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time, each New Fund will be a duly established and designated series of New Trust; no New Fund has commenced operations and none will do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing each respective Old Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by any New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and each New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) New Trust, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Agreement and Declaration of Trust, dated May 21, 2015 (“Instrument”), or any Undertaking to which New Trust, on any New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on any New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to any New Fund or any of its properties or assets attributable or allocable to any New Fund, that, if adversely determined, would materially and adversely affect such New Fund’s financial condition or the conduct of its business; and New Trust, on each New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects any New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

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(h) No New Fund is (or will be) classified as a partnership, and each instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; no New Fund has filed any income tax return and each will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the respective Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, such New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and each New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to each respective Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j) There is no plan or intention for any New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of any New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l) Immediately after the Effective Time, no New Fund will be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m) The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The New Trust trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA examination received by Horizon in the last two years; and

(o) The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including each New Fund after it commences operations)

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will be a managed portfolio of securities, and Horizon will have the authority to buy and sell securities for each New Fund.

3.3 Each Investment Company, on its Funds’ behalf, represents and warrants to the other Investment Company, on its Funds’ behalf, as follows:

(a) No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of proxy statement on Schedule 14A (collectively, “Proxy”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the respective New Fund to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to any Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by any Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund, Horizon or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to any Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) the respective New Fund will hold the same assets -- except for assets, if any, used to pay any Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the respective Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) such Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

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4. COVENANTS

4.1 Old Trust covenants to call a meeting of Old Funds’ shareholders no later than January 22, 2016 to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3 Old Trust covenants that it will turn over its books and records pertaining to every Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Funds’ behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Funds’ behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Funds’ operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Old Fund’s shareholders at the Shareholders Meeting;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940

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Act. All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a) Each New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by each respective Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b) No Old Fund will recognize gain or loss on the transfer of the Assets to the respective New Fund in exchange solely for each New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c) No New Fund will recognize gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) Each New Fund’s basis in each Asset will be the same as the respective Old Fund’s basis therein immediately before the Reorganization, and each New Fund’s holding period for each Asset will include the respective Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) For purposes of section 381 of the Code, each New Fund will be treated just as the respective Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of an Old Fund’s taxable year, each Old Fund’s tax attributes enumerated in section 381(c) will be taken

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into account by New Fund as if there had been no Reorganization, and the part of each Old Fund’s taxable year before the Reorganization will be included in the respective New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for each New Fund, as applicable, one Class A New Fund Share, one Class N New Fund Share, and one Class I New Share (“Initial Shares”) to Horizon or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder;

5.6 New Trust, on New Funds’ behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Horizon or its affiliate as each New Fund’s sole shareholder;

5.7 Before the Closing, all liabilities of Old Funds and Horizon (with respect to any Old Fund) to service providers of the Old Funds have been paid in full;

5.8 At any time before the Closing, Horizon has executed an expense limitation agreement with New Funds, the terms of which are consistent with those described in the Proxy; and

5.9 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Funds’ shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Horizon shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof). Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein. This Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that, notwithstanding the foregoing, Sections 1.7, 1.8, 4.3, 4.5, 4.7, 6 and 7 shall survive the Closing.

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8. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before January 29, 2016 or such other date as to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding each Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the laws of the state of [New York], without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Funds’ behalf, or Old Trust, on Old Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of its Funds (“Funds’ Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Funds’ behalf, shall look only to the other Funds’ Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

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11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

HORIZON FUNDS, on behalf of each New Fund listed on Schedule A

By: Robert J. Cannon

President

_________________________________

ADVISORONE FUNDS, on behalf of each Old Fund listed on Schedule A

By: Ryan Beach

President

_________________________________

SCHEDULE A

OLD FUNDS (series of AdvisorOne Funds)	To be Reorganized into	NEW FUNDS (series of Horizon Funds)
Horizon Active Asset Allocation Fund	è	Horizon Active Asset Allocation Fund
Horizon Active Income Fund	è	Horizon Active Income Fund
Horizon Active Risk Assist® Fund	è	Horizon Active Risk Assist® Fund